                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 16, 1999
                        ---------------------------------
                       (DATE OF EARLIEST EVENT REPORTED)


                                 CARE FIRST INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

  MINNESOTA                         33-84692C                       41-0877001
 --------------                ----------------              -------------------
(State or other                   (Commission                  (I.R.S.  Employer
 jurisdiction                     File Number)               Identification No.)
of Incorporation)


                             3720 23RD AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55407
                    ----------------------------------------
                    (Address of principal executive offices)



         Registrant's telephone number, including area code:  (612) 724-5495

Items 1, 2, 3, 4, 5, 6 and 8 are not included.

The registrant filed on May 17, 1999 a current report on Form 8-K relating to the sale in which Shelter Care Foundation, a District of Columbia non-profit corporation, purchased the registrant's 256 bed nursing home facility, known as the Nile Health Care Center. The purpose of this amendment is to provide the financial statements and information required by Item 7 of the Form 8-K.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired:

         Not applicable.

(b)      Pro forma financial information:

Exhibit 99.1 filed herewith contains the following pro forma condensed financial statements:

Exhibit 99.1 Pro Forma Balance Sheet as of March 31, 1998
             Pro Forma Statement of Operations for Year Ended September 30, 1998 Pro Forma Statement of Operations for the Six Months Ended March 31, 1999
             Notes to Pro Forma Financial Statements

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The unaudited pro forma condensed statements of operations and condensed balance sheet [collectively, the "pro forma statements"] had been derived by the application of pro forma adjustments, which give effect to the disposition of the Nile health-care center. The transaction had been presented as if consummated for balance sheet purposes as of March 31, 1999 and for statement of income purposes as of the beginning of the periods presented.

The pro forma statements do not purport to represent what Care First Inc.'s financial position or results of operations would have been had the transaction in fact occurred on the assumed dates or to project the financial position or results of operations for any future date or future period. The pro forma statements should be read in conjunction with the historical financial statements and related notes.

The pro forma adjustments as described in the notes to the pro forma statements are based on available information and certain assumptions that management believes a reasonable.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

(1) These adjustments remove the assets that were sold.
(2) This adjustment record the net cash received at closing.
(3) These adjustments remove the debt extinguished at closing.
(4) This adjustment records the income tax provision and taxes payable resulting from the gain recognized upon disposition.
(5) These adjustments remove the operating activities that would not have occurred had the Nile Health care center been sold at the beginning of the period.
(6) This adjustment records the gain upon disposition.

Note: Since management intends to distribute cash to shareholders, as it becomes available, significant interest income has not been recognized.

                                CARE FIRST INC.
                       PROFORMA CONDENSED BALANCE SHEETS

                                                                     March 31,                               March 31,
                                                                      1999                  Proforma           1999
                                                                   (Unaudited)             Adjustments    (as adjusted)
                                                                   -----------                            -------------
              ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                         $       37,018       $   6,693,306   (2)$    6,730,324
Available-for-sale securities                                            372,666                                 372,666
Accounts receivable, net                                               1,215,563                               1,215,563
Restricted trust funds                                                   660,540            (660,540)  (1)             -
Note receivable - stockholders, net                                       37,967                                  37,967
Prepaid expenses                                                         196,319                                 196,319
Other current assets                                                       8,529                                   8,529
                                                                  --------------                          --------------
             Total Current Assets                                 $    2,528,602                          $    8,561,368

RESTRICTED TRUST FUNDS, NET OF CURRENT PORTION                         1,000,003          (1,000,003)  (1)             -

PROPERTY AND EQUIPMENT, NET                                            9,616,362          (9,616,362)  (1)             -

INTANGIBLE ASSETS, NET                                                 1,010,854          (1,010,854)                  -

DEFERRED INCOME TAXES                                                          -                                       -
                                                                  --------------                          --------------
                                                                  $   14,155,821                          $    8,561,368
                                                                  ==============                          ==============


             LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Checks written in excess of cash in bank                          $            -                          $            -
Current portion of long-term debt                                        325,000            (325,000)  (3)             -
Accounts payable                                                         300,139                                 300,139
Accrued payroll, vacation and payroll taxes                              401,643                                 401,643
Accrued interest                                                         439,534                                 439,534
Income taxes payable                                                           -           3,200,000   (4)     3,200,000
Accrued real estate taxes and accrued expenses                           412,775            (412,775)  (3)             -
Resident trust funds payable                                              48,838             (48,838)  (3)             -
                                                                  --------------                          --------------
             Total Current Liabilities                            $    1,927,929                          $    4,341,316

LONG-TERM DEBT, NET OF CURRENT PORTION                                12,241,677         (12,241,677)  (3)             -

DEFERRED COMPENSATION                                                     99,397                                  99,397
                                                                  --------------                          --------------
             Total Liabilities                                    $   14,269,003                          $    4,440,713
                                                                  ==============                          ==============

STOCKHOLDERS' DEFICIT:
Class A Voting Common Stock, $.01 par value, 500
  shares authorized, issued and outstanding                                    5                                       5
Class B Non-voting Common Stock, $.01 par value,
  10,000 shares authorized, issued and outstanding                           100                                     100
Additional Paid-in Capital                                                17,660                                  17,660
Retained Earnings (Accumulated Deficit)                                 (130,947)          4,233,837           4,102,890
                                                                  --------------                          --------------
             Total Stockholders' Deficit                          $     (113,182)                         $    4,120,655
                                                                  --------------                          --------------
                                                                  $   14,155,821                          $    8,561,368
                                                                  ==============                          ==============


       See accompanying notes to proforma condensed financial statements.

                              CARE FIRST INC.
                PROFORMA CONDENSED STATEMENTS OF OPERATIONS



                                                                                 For the Six Months Ended
                                                                                      March 31, 1999

                                                              Historical               Proforma
                                                             (Unaudited)             adjustments             As adjusted
                                                          ------------------     -------------------     ------------------
REVENUES:
  Resident Services                                       $        5,064,943      $       (5,064,943)  (5)$               -
                                                          ------------------      ------------------      -----------------
             Total Revenue                                $        5,064,943      $       (5,064,943)     $               -
                                                          ==================      ==================      =================



OPERATING EXPENSES:
  Resident Services                                       $        4,364,464      $       (4,364,464)  (5)$               -
  Home Health Services                                                25,992                 (25,992)  (5)                -
                                                          ------------------      ------------------      -----------------
             Total Operating Expenses                     $        4,390,456      $       (4,390,456)     $               -
                                                          ==================      ==================      =================


INCOME FROM OPERATIONS BEFORE
  DEPRECIATION, AMORTIZATION AND INTEREST                 $          674,487      $         (674,487)  (5)$               -

DEPRECIATION AND AMORTIZATION                                        254,124                (254,124)  (5)                -

INTEREST                                                             662,801                (662,801)  (5)                -
                                                          ------------------      ------------------      -----------------


INCOME (LOSS) FROM OPERATIONS                             $         (242,438)     $          242,438      $               -

OTHER INCOME                                                         103,458               7,320,108   (6)        7,423,566
                                                          ------------------      ------------------      -----------------

INCOME (LOSS) BEFORE INCOME TAXES                         $         (138,980)     $        7,562,546      $       7,423,566

PROVISION FOR (BENEFIT OF) INCOME TAXES                              (45,000)              3,245,000   (4)        3,200,000
                                                          ------------------      ------------------      -----------------

NET INCOME (LOSS)                                         $          (93,980)     $        4,317,546      $       4,223,566
                                                          ==================      ==================      =================







       See accompanying notes to proforma condensed financial statements.

                             CARE FIRST INC.
                PROFORMA CONDENSED STATEMENTS OF OPERATIONS



                                                                                   For the Year Ended
                                                                                   September 30, 1998

                                                             Historical                Proforma
                                                             (Unaudited)             adjustments             As adjusted
                                                          ------------------      -------------------     ------------------
REVENUES:
  Resident Services                                       $       9,984,278       $       (9,984,278)  (5)$               -
                                                          -----------------       ------------------      -----------------
      Total Revenue                                       $       9,984,278       $       (9,984,278)     $               -
                                                          -----------------       ------------------      -----------------


OPERATING EXPENSES:
  Resident Services                                       $       8,286,288       $       (8,286,288)  (5)$               -
  Home Health Services                                               19,618                  (19,618)  (5)                -
                                                          -----------------       ------------------      -----------------
      Total Operating Expenses                            $       8,305,906       $       (8,305,906)     $               -
                                                          -----------------       ------------------      -----------------

INCOME FROM OPERATIONS BEFORE
  DEPRECIATION, AMORTIZATION AND INTEREST                 $       1,678,372       $       (1,678,372)  (5)$               -

DEPRECIATION AND AMORTIZATION                                       497,893                 (497,893)  (5)                -

INTEREST                                                          1,347,831               (1,347,831)  (5)                -
                                                          -----------------       ------------------      -----------------

INCOME (LOSS) FROM OPERATIONS                             $        (167,352)      $          167,352      $               -

OTHER INCOME                                                        357,626                6,687,043   (6)        7,044,669
                                                          -----------------       ------------------      -----------------

INCOME BEFORE INCOME TAXES                                $         190,274       $        6,854,395      $       7,044,669

PROVISION FOR INCOME TAXES                                           74,000                2,926,000   (4)        3,000,000
                                                          -----------------       ------------------      -----------------

NET INCOME                                                $         116,274       $        3,928,395      $       4,044,669
                                                          =================       ==================      =================






       See accompanying notes to proforma condensed financial statements.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CARE FIRST INC.


                                      By   /s/ Jack E. Nugent
                                        ----------------------------------------
                                               Jack E. Nugent
                                               President and Director of Finance

July 16, 1999